                                                                   EXHIBIT 10.23

                           MEMORANDUM OF UNDERSTANDING

In the city of La Plata on the 15th day of February, 2001, it is agreed to sign this memorandum of basic understanding between the Ministry of Public Works and Utilities of the Province of Buenos Aires, represented by the Hon. Minister Julian Dominguez, the water and sewer service concessionaire for the province, AZURIX Buenos Aires S.A., represented by its General Manager Mr. Juan Martin Lutteral, with the presence of the Hon. Secretary General of FENTOS, Ruben Pereira, the Hon. Secretary General of SOSBA, Eduardo Giosue, and Mayors who were present, who acknowledged, with their signature, that they were familiar with the Exhibit containing the 2001 Work and Action Plan, and, in the next few days, the rest of the districts involved will also acknowledge their familiarity, and also present were Provincial Legislators from both Chambers.

BACKGROUND:

The principal objective of the transformation of the water and sewer sector implemented in the province of Buenos Aires by Law 11,820 was to guarantee the maintenance and expansion of water and sewer service to any persons or legal entities residing or having places of business within the province and to establish regulations aimed at ensuring quality, continuity and regularity in the provision of the service, protecting the rights of customers and safeguarding water resources and the environment.

The need to have support in the form of private investment for achieving the objectives established by legislation was the reason for granting a concession for such service, and basic guarantees were imposed on investors through international competitive bidding which guaranteed participation by qualified operators.

One year after the privatization, it has been impossible to reconcile the objectives with the regulatory framework and the concession agreement, so it has become necessary to establish objective criteria in the priority investments that will guarantee minimum conditions for current customers and the expansion of the service to sectors that are most vulnerable to sanitation risks.

It must be kept in mind that only with a plan for priority work will the quality and continuity of the service be guaranteed, through work and action that will make it possible to improve the condition of the systems and facilities and improve the efficiency of operations.

The responsibility of the concessionaire with regard to the provision of the service is clear under the terms of the concession, but the development of the concession requires the presence of the Provincial Government, as the Concession Grantor, and participation by the municipalities, by their familiarizing themselves with the actions that will be taken to resolve localized problems in the service.

In addition to guaranteeing the residents' right to be provided the service, the Provincial Government must provide societal input from economically underdeveloped and needy sectors, which will be the subject of analysis as provided in this agreement.

The predictability of the service becomes relevant when the economic-financial environment in which it is being provided (the national and international economic situation), there are not enough incentives to support the investment that it requires.

It is felt that it will be necessary to create a working mechanism for the purpose of generating viable alternatives that that will make it possible to overcome disputed matters and to refer the solutions to the appropriate constitutional and administrative entities for their consideration.

Therefore, the undersigned agree:

Article 1. To form an interactive working committee, which shall be composed of three (3) representatives from each of the parties (MPWU and AZURIX S.A.), who shall be designated within five calendar days from the signature hereof.

Article 2. The objectives and missions of the Working Committee will be to jointly analyze the matters referred to in this article and to submit proposals to the Ministry of Public Works and Utilities of the Province of Buenos Aires for its consideration and referral to the appropriate agencies.

         2.1. REGULATORY MODEL

         In view of the provisions of Article 5.3, 3rd paragraph, of the Concession Agreement, it has become essential to develop an economic-financial model that will make it possible to oversee and regulate the service, with which it will be possible to establish a priori the equilibrium position of the concession and the effects thereof in the light of changes in the variables of which it is composed.

         This model is to be submitted by the Concessionaire, prepared by a qualified consultant, audited by a qualified international consultant and approved by the regulatory agency (ORAB).

         The regulatory model must be based on the requirements of goals for expansion and quality provided in the Concession Agreement and the Concessionaire's income, as established in the Rate Structure, in accordance with the principles established in Article 28-II, Section d of Law 11,820.

         2.2. GOALS OF THE POES

         Since in this document the critical condition of the service cannot be resolved with the criterion of goals by objective, a plan for "PRIORITY WORK" to be performed by the concessionaire this year is being established, which work is incorporated into this agreement (Exhibit
         1).

         Likewise, taking into consideration the criteria of accessibility, risk and sanitary vulnerability established in Order 179/00 of the Ministry of Public Works and Utilities and Order 59/00 of the ORAB, the need has arisen to revise the goals established in the service optimization and expansion program (POES). The purpose of the revision is to prioritize the most urgent based on those objective parameters, taking the aforementioned regulatory model into account.

         The ORAB will oversee and regulate the Service by monitoring the execution of the Priority Work Plan.

         2.3. EXPANSION OF THE SERVICE

         Since the expansion of the service projected as goals in the concession agreement are insufficient to achieve universal service within a period of time that is in accordance with the basic needs demanded by the concession customers, alternative mechanisms will be studied that will make it possible to increase the pace of the work involved in the expansion of the service and the method by which it will be financed.

         2.4. SOCIAL CHARGE

         The criteria and terms and conditions shall be established for applying a "social charge" that will benefit economically needy sectors. In addition, the roles of the various parties involved, including the Municipalities, customer Associations, etc., will be determined.

         2.5. SERVICE TO LOW-INCOME CUSTOMERS

         Regulations currently in effect need to be more precise in order to determine the method in which the quotas of drinking water to be delivered without charge to low-income customers are to be satisfied.

         2.6. ENVIRONMENTAL ASPECTS

         It is necessary to specify the terms and conditions that will make possible to regulate (from an economic and environmental standpoint) discharges from vacuum trucks and to establish the criteria for the application of the industrial surcharge rates. In addition, it is necessary to specify the scope of the various parties' responsibilities.

         2.7. RULES GOVERNING THE CONCESSION AND OTHER REGULATORY EXPERIENCES

         The rules that significantly impact on operations under the concession will be analyzed in order to propose, if necessary, any adjustments that will make it possible to achieve, in a harmonious fashion, the objectives established in Law 11,820 (Regulatory Framework) and in the Concession Agreement.

         In addition, other Argentine and international regulatory experiences will be taken into account in order to enrich the analysis and to give the proposals a more comprehensive conceptual framework.

Article 3. The working committee created hereby shall submit to the PARTIES its first report related to this agreement within thirty (30) calendar days from the signing of this memorandum and the final report within thirty (30) days thereafter.

Article 4. The parties shall give workers the right to be heard with regard to any matters that might affect working conditions and the workers' rights, in order to get their opinion.


/s/
   --------------------------

                           MEMORANDUM OF UNDERSTANDING

        MINISTRY OF PUBLIC WORKS AND UTILITIES - AZURIX BUENOS AIRES S.A.

                      EXHIBIT: WORK AND ACTION PLAN - 2001


             LOCATION                              OBJECTIVE                                  ACTION PLANNED
             --------                              ---------                                  --------------
           BAHIA BLANCA

           BAHIA BLANCA

                                              Continuity of the service          Ensure the supply of water by drilling and
                                              and water quality.                 equipping new wells in the Bajo San Jose area.


                                                                                 Construction of the connecting system between
                                                                                 wells in the Bajo San Jose and existing water
                                                                                 lines.

                                                                                 Ensure the supply to Bahia Blanca by overhauling
                                                                                 the electrical and mechanical system at the
                                                                                 elevation station at the Paso de las Piedras Dike.

                                                                                 Outlet pipe from the filter unit at the Patagonia
                                                                                 Plant (in progress)

                                                                                 Reduction of water not accounted for by repairing
                                                                                 networks and detecting and correcting leaks.

                                                                                 Feasibility study on alternative sources of water
                                                                                 for Bahia Blanca (the study will include matters
                                                                                 related to supplying PROFERTIL [presumably meaning
                                                                                 the PROFERTIL fertilizer plant in Bahia
                                                                                 Blanca-Trans.])

                                                                                 Commencement of the facilities ["Obras", which can
                                                                                 also mean "work". It is not always clear what is
                                                                                 intended in the use of this term-Trans] involved
                                                                                 in the alternative water line financed through the
                                                                                 provincial Trust - Law No. 12,511. The facilities
                                                                                 must be in complete accordance with the results
                                                                                 obtained in the feasibility study.

                                              Continuity of sewer service.       Overhaul and reconditioning of the principal
                                              Sewer overflows.                   gathering lines in Bahia Blanca. This includes
                                                                                 gathering lines larger than 300 mm in Punta Alta.

                                              Coverage of the service.           Director Plan and Sewer Projects - of Bahia
                                              Expansion of the service.          Blanca. Commencement of facility/work for 2000
                                              Treatment of sewage effluents      connections.

                                                                                 Commencement of facilities for the treatment of
                                                                                 sewage that reaches Ing. White and Gral Cerri, up
                                                                                 to the amount of $4,000,000 during 2001, financed
                                                                                 through the Provincial Trust - Law N(0) 12,511

          CORONEL ROSALES

                                              Continuity of sewer service.       Overhaul and reconditioning of the principal
                                              Sewer overflows.                   gathering lines in Bahia Blanca. This includes
                                                                                 gathering lines larger than 300 mm in Punta Alta.

                                              Treatment of sewage effluents.     Improvements to the sewage Treatment Plant
                                              Quality of sewage effluents.


PROTOCOLO DE ENTENDIMIENTO      /s/                                Pagina 1 de 3
                                   -----------------------------
                                         Southern Region

                           MEMORANDUM OF UNDERSTANDING

        MINISTRY OF PUBLIC WORKS AND UTILITIES - AZURIX BUENOS AIRES S.A.

                      EXHIBIT: WORK AND ACTION PLAN - 2001

             LOCATION                              OBJECTIVE                                  ACTION PLANNED
             --------                              ---------                                  --------------
          GRAL. LAMADRID

                                              Continuity of the service and      Drilling and equipping of 5 Production Wells
                                              water quality.                     and interconnection piping.

        A. GONZALEZ CHAVEZ

                                              Continuity of the service.         Electromechanical repairs, including the provision
                                                                                 of electric pumps, control panels, etc.

                                              Treatment of sewage effluents.     Improvements to the sewage Treatment Plant
                                              Quality of sewage effluents.
              GUAMINI
                                              Continuity of the service.         Electromechanical repairs, including the provision
                                                                                 of electric pumps, control panels, etc.

                                              Treatment of effluents. Quality    Improvements to the sewage Treatment Plant
                                              of sewage effluents.
             PATAGONES

 C. DE [CITY OF?-TRANS.] PATAGONES

                                              Continuity of the service and      Reconditioning of the facilities involved in the
                                              water quality.                     intake and flow to the drinking water treatment
                                                                                 plant

                                              Coverage of the service.           Making water connections.

                                              Treatment of effluents. Quality    Improvements to the sewage Treatment Plant
                                              of sewage effluents.

              PRADERE

                                              Continuity of the service.         Electromechanical repairs, including the provision
                                                                                 of electric pumps, control panels, etc.

             STROEDER

                                              Continuity of the service.         Electromechanical repairs, including the provision
                                                                                 of electric pumps, control panels, etc.

            VILLALONGA

                                              Continuity of the service.         Electromechanical repairs, including the provision
                                                                                 of electric pumps, control panels, etc.

            SALLIQUELO

                                              Continuity of the service and      Drilling and equipping of 2 Production Wells and
                                              water quality.                     interconnection piping.

                                              Treatment of effluents. Quality    Improvements to the sewage Treatment Plant (flow
                                              of sewage effluents.               pipe from the pumping station to the receptacle)


PROTOCOLO DE ENTENDIMIENTO      /s/                                Pagina 2 de 3
                                   -----------------------------
                                         Southern Region

                           MEMORANDUM OF UNDERSTANDING

        MINISTRY OF PUBLIC WORKS AND UTILITIES - AZURIX BUENOS AIRES S.A.

                      EXHIBIT: WORK AND ACTION PLAN - 2001

             LOCATION                              OBJECTIVE                                  ACTION PLANNED
             --------                              ---------                                  --------------
           SAN CAYETANO

                                              Continuity of the service.         Electromechanical repairs, including the provision
                                                                                 of electric pumps, control panels, etc.

                                              Treatment of effluents. Quality    Improvements to the sewage Treatment Plant
                                              of sewage effluents.

             TORNQUIST

                                              Continuity of the service.         Electromechanical repairs, including the provision
                                                                                 of electric pumps, control panels, etc.

           TRES ARROYOS

             COPETONAS

                                              Continuity of the service.         Electromechanical repairs, including the provision
                                                                                 of electric pumps, control panels, etc.

             VILLARINO

              MEDANOS

                                              Continuity of the service and      Drilling and equipping of 4 Production Wells
                                              water quality.

                                                                                 Electromechanical repairs, including the provision
                                                                                 of electric pumps, control panels, etc.

            PEDRO LURO

                                              Continuity of the service and      Reconditioning of the facilities involved in the
                                              water quality.                     intake and flow to the drinking water treatment
                                                                                 plant

                                              Treatment of effluents. Quality    Improvements to the sewage Treatment Plant
                                              of sewage effluents.

         MAYOR BURATOVICH

                                              Continuity of the service.         Electromechanical repairs, including the provision
                                                                                 of electric pumps, control panels, etc.

         HILARIO ASCASUBI

                                              Continuity of the service.         Electromechanical repairs, including the provision
                                                                                 of electric pumps, control panels, etc.

PROTOCOLO DE ENTENDIMIENTO      /s/                                Pagina 3 de 3
                                   -----------------------------
                                         Southern Region

                           MEMORANDUM OF UNDERSTANDING

        MINISTRY OF PUBLIC WORKS AND UTILITIES - AZURIX BUENOS AIRES S.A.

                      EXHIBIT: WORK AND ACTION PLAN - 2001


          LOCATION                    OBJECTIVE                                      ACTION PLANNED
          --------                    ---------                                      --------------
         AYACUCHO

                            Continuity of the service and water quality.        Interconnection of Wells


                                                                                Studies of water resources and optimization of wells

                            Treatment of effluents. Quality of sewage           Improvements to the sewage Treatment Plant
                            effluents.

          DOLORES

                            Continuity of the service and water quality.        Interconnection of Wells

                            Continuity and pressure of the service.             Reduction of water not accounted for by repairing
                            Water not accounted for.                            networks and detecting and correcting leaks.
                                                                                Optimization of distribution networks.

                                                                                Studies of water resources and optimization of wells

                            Treatment of effluents. Quality of sewage           Improvements to the sewage Treatment Plant
                            effluents.

       GRAL. ALVEAR

                            Continuity of the service.                          Electromechanical repairs, including the provision
                                                                                of electric pumps, control panels, etc.

                            Treatment of effluents. Quality of sewage           Improvements to the sewage Treatment Plant
                            effluents.

      GRAL. BELGRANO

                            Continuity of the service and water quality.        Drilling and Equipping of 3 Production Wells and
                                                                                interconnection piping.

                            Treatment of effluents. Quality of sewage           Improvements to the sewage Treatment Plant
                            effluents.

        GRAL. GUIDO

        GRAL. GUIDO

                            Continuity of the service.                          Electromechanical Repairs. Provision of dosing
                                                                                pumps, impellers, repair of control panels, etc.

                                                                                Repairs to infrastructure facilities

         LABARDEN

                            Continuity of the service.                          Electromechanical Repairs. Provision of dosing
                                                                                pumps, impellers, repair of control panels, etc.

                                                                                Repair of infrastructure facilities.

PROTOCOLO DE ENTENDIMIENTO       /s/                              Pagina 1 de 3
                                    --------------------------
                                          Eastern Region

                           MEMORANDUM OF UNDERSTANDING

        MINISTRY OF PUBLIC WORKS AND UTILITIES - AZURIX BUENOS AIRES S.A.

                      EXHIBIT: WORK AND ACTION PLAN - 2001


          LOCATION                    OBJECTIVE                                      ACTION PLANNED
          --------                    ---------                                      --------------
       GRAL. LAVALLE

                            Continuity of the service.                          Electromechanical Repairs. Provision of dosing
                                                                                pumps, impellers, repair of control panels, etc.

      GRAL. MADARIAGA

                            Continuity of the service and water quality.        Studies of water resources and optimization of wells

                            Treatment of effluents. Quality of sewage           Improvements to the sewage Treatment Plant
                            effluents.
         GRAL. PAZ

                            Continuity of the service and water quality.        Electromechanical Repairs. Provision of dosing
                                                                                pumps, impellers, repair of control panels, etc.

                            Treatment of effluents. Quality of sewage           Improvements to the sewage Treatment Plant
                            effluents.                                          (in progress)

       MAR CHIQUITA

        GRAL. PIRAN

                            Continuity of the service.                          Electromechanical Repairs. Provision of dosing
                                                                                pumps, impellers, repair of control panels, etc.

                                                                                Repairs to infrastructure facilities

                            Treatment of effluents. Quality of sewage           Improvements to the sewage Treatment Plant
                            effluents.

        CNEL. VIDAL

                            Continuity of the service.                          Electromechanical Repairs. Provision of dosing
                                                                                pumps, impellers, repair of control panels, etc.

                            Treatment of effluents. Quality of sewage           Improvements to the sewage Treatment Plant
                            effluents.

        LAS FLORES

                            Continuity of the service.                          Electromechanical Repairs. Provision of dosing
                                                                                pumps, impellers, repair of control panels, etc.

                                                                                Repairs to infrastructure facilities


PROTOCOLO DE ENTENDIMIENTO       /s/                              Pagina 2 de 3
                                    --------------------------
                                          Eastern Region

                           MEMORANDUM OF UNDERSTANDING

        MINISTRY OF PUBLIC WORKS AND UTILITIES - AZURIX BUENOS AIRES S.A.

                      EXHIBIT: WORK AND ACTION PLAN - 2001


          LOCATION                    OBJECTIVE                                      ACTION PLANNED
          --------                    ---------                                      --------------
           MAIPU
                            Continuity of the service.                          Electromechanical Repairs. Provision of dosing
                                                                                pumps, impellers, repair of control panels, etc.

                                                                                Repairs to infrastructure facilities

                            Treatment of effluents. Quality of sewage           Improvements to the sewage Treatment Plant
                            effluents.

           MONTE

                            Continuity of the service and water quality.        Drilling and equipping of three Production Wells
                                                                                and interconnection piping.

                            Treatment of effluents. Quality of sewage           Improvements to the sewage Treatment Plant
                            effluents.

           PILA

                            Continuity of the service.                          Electromechanical Repairs. Provision of dosing
                                                                                pumps, impellers, repair of control panels, etc.

                                                                                Repairs to infrastructure facilities

        ROQUE PEREZ

                            Continuity of the service.                          Electromechanical Repairs. Provision of dosing
                                                                                pumps, impellers, repair of control panels, etc.

                            Coverage of the service. Expansion of the service.  Construction of networks for the extension of sewer service in the community (in progress).

                            Treatment of effluents. Quality of sewage           Improvements to the sewage Treatment Plant
                            effluents.
         TAPALQUE

                            Treatment of effluents. Quality of sewage           Improvements to the sewage Treatment Plant.
                            effluents.                                          Utilization of the sludge.

       VILLA GESELL

                            Continuity of sewer service. Sewer overflows.       Reconditioning of the sewer network..

                            Treatment of effluents. Quality of sewage           Design, adaptation and startup of the purification
                            effluents.                                          plant.



PROTOCOLO DE ENTENDIMIENTO       /s/                              Pagina 3 de 3
                                    --------------------------
                                          Eastern Region

                          MEMORANDUM OF UNDERSTANDING

        MINISTRY OF PUBLIC WORKS AND UTILITIES - AZURIX BUENOS AIRES S.A.

                      EXHIBIT: WORK AND ACTION PLAN - 2001

            LOCATION                        OBJECTIVE                                       PLANNED ACTION
            --------                        ---------                                       --------------
             BRAGADO

                                  Continuity of the service and water quality    Study of water resources and optimization of wells

                                                                                 Interconnection of wells, Phase 1.

                                  Treatment of effluents. Quality of sewage      Improvements to the sewage Treatment Plant.
                                  effluents.

         CARLOS CASARES

                                  Water quality                                  Action aimed at improving water quality, for the
                                                                                 purpose of solving the arsenic problem. Includes
                                                                                 pilot studies for determining the most
                                                                                 ["mas", should be "mas-Trans.] appropriate
                                                                                 alternative. Commencement of arsenic treatment
                                                                                 Facilities/Work.

         CARLOS TEJEDOR

                                  Continuity of the service.                     Electromechanical repairs.

            CHIVILCOY

                                  Continuity of the service and water quality.   Drilling and equipping of 4 Production Wells,
                                                                                 with interconnecting pipe.

             FRENCH

                                  Water quality                                  Action aimed at improving water quality, for the
                                                                                 purpose of solving the arsenic problem. Includes
                                                                                 pilot studies for determining the most ["mas",
                                                                                 should be "mas-Trans.] appropriate alternative.
                                                                                 Commencement of arsenic treatment Facilities/Work.

         GRAL. ARENALES

                                  Continuity of the service.                     Electromechanical repairs.

         GRAL. VIAMONTE

                                  Continuity of the service and water quality.   Drilling and equipping of 2 Production Wells,
                                                                                 with interconnecting pipe.

         GRAL. VILLEGAS

                                  Sewer System.                                  Joint study by the Ministry of Public Works and
                                                                                 Utilities (MOSP) and Azurix on structural
                                                                                 conditions of the system. Commencement of
                                                                                 facilities costing $2 million financed with
                                                                                 contributions from the Province, through the
                                                                                 Provincial Trust.

                                  Treatment of effluents. Quality of sewage      Improvement to sewage Treatment Plant.
                                  effluents.
        L. N. ALEM -VEDIA

                                  Coverage of the service                        Adaptation of a sector of the drinking water
                                                                                 system for release for public use.

                                  Treatment of effluents. Quality of sewage      Improvement to sewage Treatment Plant.
                                  effluents.


PROTOCOLO DE ENTENDIMIENTO           /s/                          Pagina 1 de 2
                                        -----------------------
                                            Western Region

                          MEMORANDUM OF UNDERSTANDING

        MINISTRY OF PUBLIC WORKS AND UTILITIES - AZURIX BUENOS AIRES S.A.

                      EXHIBIT: WORK AND ACTION PLAN - 2001

            LOCATION                        OBJECTIVE                                       PLANNED ACTION
            --------                        ---------                                       --------------
             LINCOLN

                                  Continuity of the service.                     Connection of drillings [wells?-Trans.] to the
                                                                                 elevated Tank by Impulsion Pipe

                                  Treatment of effluents. Quality of sewage      Improvement to sewage Treatment Plant.
                                  effluents.

             NAVARRO

                                  Continuity of the service.                     Electromechanical repairs.

                                                                                 Adaptation and automization of the pumping wells

           9 DE JULIO

                                  Continuity of the service                      Drilling and equipping of 5 Production Wells and
                                                                                 interconnection piping

                                  Treatment of effluents. Quality of sewage      Improvement to sewage Treatment Plant.
                                  effluents.

             PEHUAJO

                                  Water quality                                  Action aimed at improving water quality, for the
                                                                                 purpose of solving the arsenic problem. Includes
                                                                                 pilot studies for determining the most ["mas",
                                                                                 should be "mas-Trans.] appropriate alternative.
                                                                                 The Municipality (through the Health and
                                                                                 Preventive Medicine Department) will participate
                                                                                 in conducting the studies. Commencement of arsenic
                                                                                 treatment facilities.

                                  Continuity of the service and pressure.        Reduction of water not accounted for by the
                                  Water not accounted for.                       implementation of network maintenance and leak
                                                                                 detection. Optimization of distribution networks
                                                                                 (Includes reconditioning of sections of the
                                                                                 distribution network).



                                  Continuity of the service and water quality.   Joint study by the Water Authority and Azurix on
                                                                                 the structural conditions of the water supply to
                                                                                 the city, in accordance with MOSP Order
                                                                                 No. 319/00, Art. 5.

             RAMALLO

                                  Continuity of the service.                     Electromechanical repairs.

                                                                                 Adaptation and automization of the pumping wells

            SUIPACHA

                                  Continuity of the service.                     Electromechanical repairs.

                                                                                 Adaptation and automization of the pumping wells

PROTOCOLO DE ENTENDIMIENTO           /s/                          Pagina 2 de 2
                                        -----------------------
                                            Western Region

                           MEMORANDUM OF UNDERSTANDING

        MINISTRY OF PUBLIC WORKS AND UTILITIES - AZURIX BUENOS AIRES S.A.

                       EXHIBIT WORK AND ACTION PLAN - 2001

            LOCATION                           OBJECTIVE                                PLANNED ACTION
            --------                           ---------                                --------------
            BERISSO
                                 Coverage of the service. Expansion of the      Extension of drinking water service in the city.
                                 service.                                       Main water lines.

                                 Continuity and pressure of the service.        Reduction of  water not accounted for by the
                                 Water not accounted for.                       implementation of a plan for the detection and
                                                                                correction of leaks

            ENSENADA

                                 Continuity and pressure of the service.        Reduction of water not accounted for by the
                                 Water not accounted for.                       implementation of a plan for the detection and
                                                                                correction of leaks
        FLORENCIO VARELA

                                 Coverage of the service. Expansion of the      Construction of networks for the extension for
                                 service.                                       drinking water service in Bosques Norte

                                                                                Construction of networks for the extension of
                                                                                drinking water service in San Juan and Santo Tomas

                                                                                Drilling and equipping wells for the extension of
                                                                                drinking water service in Bosques Norte, San Juan
                                                                                and Santo Tomas.

                                 Continuity of the service and water quality.   Drilling and equipping of five Production wells

                                                                                Evaluation of alternative supply sources

            LA PLATA

                                 Continuity of the service and water quality.   Improvements to the Donato Gherardi plant. Repair
                                                                                of the former pumping station, improvement of the
                                                                                flow of water into it.

                                                                                Reinforcement of the piping to Villa Elvira


                                                                                Repair of distribution pipelines in old part of
                                                                                the city.

                                 Improvement of sewer service                   Extension of the sewer service in the city by the
                                                                                connection of educational institutions.

                                                                                Phase 1 of the overhaul of the Chlorination System
                                                                                - Punta Lara

                                 Treatment of effluents in Ringuelet.           Improvements to the sewage Treatment Plant
                                 Quality  of sewage effluents.

           CITY BELL

                                 Continuity of the service and water quality.   Drilling and equipping of Production Wells and the
                                                                                appropriate connection.

             GONNET

                                 Continuity of the service and water quality.   Drilling and equipping of Production Well

                                                                                Connection of Production Well to the network

          VILLA ELISA

                                 Continuity of the service and water quality.   Electromechanical Repairs.

                                                                                Repairs to infrastructure facilities

PROTOCOLO DE ENTENDIMIENTO         /s/                            Pagina 1 de 2
                                      --------------------------
                                            Capital Region

                          MEMORANDUM OF UNDERSTANDING
       MINISTRY OF PUBLIC WORKS AND UTILITIES - AZURIX BUENOS AIRES S.A.
                      EXHIBIT: WORK AND ACTION PLAN - 2001



            LOCATION                           OBJECTIVE                                PLANNED ACTION
            --------                           ---------                                --------------
           MAGDALENA

                                 Continuity of the service and water quality.   Electromechanical Repairs.

                                                                                Repairs to infrastructure facilities

                                 Treatment of effluents. Quality of sewage      Improvements to the sewage Treatment Plant
                                 effluents.

        PRESIDENTE PERON

            GUERNICA

                                 Continuity of the service and water quality.   Electromechanical Repairs.

                                 Coverage of the service. Expansion of the      Commencements of sewer system facilities (networks,
                                 service. Treatment of sewage effluents.        pumping stations, sewage treatment plant). This
                                 Quality of sewage effluents.                   will be up to the amount of $6,000,000 in 2001,
                                                                                financed through the Provincial Trust - Law 12,511

          PUNTA INDIO

          PUNTA INDIO

                                                                                Study of water resources and determination of
                                                                                possible sources for supplying the area
            VERONICA

                                 Continuity of the service and water quality.   Electromechanical Repairs.

                                                                                Repairs to infrastructure facilities

                                 Treatment of effluents. Quality of sewage      Improvements to the sewage Treatment Plant
                                 effluents.

          SAN VICENTE

         ALEJANDRO KORN

                                 Continuity of the service and water quality.   Electromechanical Repairs.

                                                                                Repairs to infrastructure facilities

                                 Treatment of effluents. Quality of sewage      Improvements to the sewage Treatment Plant
                                 effluents.

          SAN VICENTE

                                 Continuity of the service and water quality.   Improvements to the sewage Treatment Plant
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                                            Capital Region